                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant             [X]

Filed by a party other than the registrant  [   ]

Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for use of Commission only (as permitted by Rule 14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                 OMNICARE, INC.
                (Name of Registrant as Specified in Its Charter)


                                 OMNICARE, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:
         Not applicable

(2)      Aggregate number of securities to which transaction applies:
         Not applicable

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Not applicable

(4)      Proposed maximum aggregate value of transaction:
         Not applicable

(5)      Total fee paid:
         Not applicable

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
         Not applicable

(2)      Form, schedule or registration statement no.:
         Not applicable

(3)      Filing party:
         Not applicable

(4)      Date filed:
         Not applicable

                                    [ LOGO ]



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 19, 1997


         The Annual Meeting of Stockholders of Omnicare, Inc. (the "Company") will be held at The Metropolitan Club, 50 E. RiverCenter Boulevard, Covington, Kentucky on Monday, May 19, 1997 at 10:00 a.m. The purpose of the Annual Meeting is to consider and act upon:

         (1)      the election of directors;

         (2) the approval of amendments to the Company's 1992 Long-Term Stock Incentive Plan;

         (3) the ratification of the selection of Price Waterhouse LLP as independent accountants of the Company; and

         (4) any other business as may properly be brought before the meeting.


         Stockholders of record at the close of business on March 21, 1997 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.


         Whether or not you plan to attend the meeting, please sign and date the enclosed proxy and mail it in the enclosed envelope at your earliest convenience. No postage is required if it is mailed in the United States.

                                   By Order of the Board of Directors

                                            Cheryl D. Hodges
                                                 Secretary

Covington, Kentucky
March 31, 1997

YOUR VOTE IS IMPORTANT! TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE TAKE A MOMENT TO SIGN, DATE AND PROMPTLY MAIL YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 OMNICARE, INC.
                           50 E. RIVERCENTER BOULEVARD
                            COVINGTON, KENTUCKY 41011

                             ----------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS


         This Proxy Statement is furnished to stockholders in connection with the solicitation by the Board of Directors of Omnicare, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on May 19, 1997, and any adjournment thereof ("Annual Meeting"). Stockholders of record as of the close of business on March 21, 1997 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of such date, the Company had outstanding 78,821,706 shares of its Common Stock, par value $1 per share ("Common Stock"), having one vote per share.

         To constitute a quorum at the Annual Meeting, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary. Shares represented by proxies received by the Company will be counted as present at the Annual Meeting for the purpose of determining the existence of a quorum, regardless of how or whether such shares are voted on a specific proposal. Abstentions will be treated as votes cast on a particular proposal as well as shares present at the Annual Meeting. Where nominee stockholders are not permitted to vote on a specific issue because they did not receive specified instructions on the specific issue from the beneficial owners of the shares ("Broker Nonvotes"), such Broker Nonvotes will be treated as not present at the meeting for purposes of calculating the results of the vote on the specific issue. Accordingly, abstentions and Broker Nonvotes have the effect of a negative vote on any proposal where the vote required to pass the proposal is a percentage of the outstanding shares, but only abstentions have the effect of a negative vote when the vote required to pass a proposal is a percentage of the shares present at the Annual Meeting. Shares represented by properly executed proxies received in the accompanying form will be voted in accordance with the instructions contained therein. In the absence of contrary instructions, such shares will be voted (1) to elect as directors the 15 persons named below; (2) to approve amendments to the Company's 1992 Long-Term Stock Incentive Plan; and (3) to ratify the selection of Price Waterhouse LLP as independent accountants of the Company for 1997. A proxy may be revoked at any time prior to its exercise by the execution of a proxy signed at a later date or by the giving of written notice of revocation to the Secretary of the Company. A revocation during the Annual Meeting will not affect any vote previously taken.

         This Proxy Statement and the accompanying proxy were first mailed to stockholders on or about March 31, 1997.

         All share amounts and per share data in this Proxy Statement have been adjusted to reflect a two-for-one stock split distributed on June 27, 1996.

                              ELECTION OF DIRECTORS

         The number of directors to be elected at the Annual Meeting has been fixed by the Board of Directors at fifteen. Directors are to be elected to serve until the following annual meeting of stockholders and until their respective successors are duly elected and qualified. Set forth below are the names of the persons to be nominated by the Board of Directors, together with a description of each person's principal occupation during at least the past five years and other pertinent information. Each of the nominees for election as a director is currently a director of the Company.

         The Company has a program under which certain nominations for membership on the Board of Directors are on occasion rotated among senior operating executives of the Company and its subsidiaries. The persons considered to be in the rotating group are Messrs. Timothy E. Bien, Ronald K. Baur, Richard
L. Doane, Tracy Finn, Gary W. Kadlec, Thomas W. Ludeke, Jeffrey M. Stamps and Ms. Mary Lou Fox. Mr. Baur and Ms. Fox, who are currently directors, are again being nominated from that group this year. It is anticipated that additional executives of the Company will be included in such rotating group in future years.

         No person may be nominated for election as a director unless written notice of intention to nominate such person (which notice shall contain the prospective nominee's name, address and occupation) has been given to the Chairman, the President or the Secretary of the Company by a stockholder entitled to notice of, and to attend, a meeting of stockholders at which directors are to be elected, not later than 15 business days before such meeting.

         Unless authority is withheld for individual nominees or all nominees, it is intended that the shares represented by each proxy will be voted for the nominees listed below. The Company anticipates that all nominees listed in this Proxy Statement will be candidates when the election is held. However, if for any reason any nominee is not a candidate at that time, proxies will be voted for a substitute nominee designated by the Board of Directors and for the remaining nominees (except where a proxy withholds authority with respect to the election of directors).


                                    NOMINEES


EDWARD L. HUTTON                      Mr. Hutton is Chairman of the Company and has held this position since
Director since 1981                   May 1981.  Additionally, he is Chairman and Chief Executive Officer and
Age: 77                               a director of Chemed Corporation, Cincinnati, Ohio (a diversified public corporation with interests in plumbing and drain cleaning services, janitorial supplies and health care services)(hereinafter "Chemed") and has held these positions since November 1993 and April 1970, respectively.
                                      Previously, he was President and Chief Executive Officer of Chemed, positions he had held from April 1970 to November 1993. He is also Chairman and a director of National Sanitary Supply Company, Cincinnati, Ohio (sanitary and maintenance supplies distributor) (hereinafter "National Sanitary"). Mr.
                                      Hutton is the father of Thomas C. Hutton, who is a director of the Company.

JOEL F. GEMUNDER                      Mr. Gemunder is President of the Company and has held this position since
Director since 1981                   May 1981.  From January 1981 until July 1981, he served as Chief
Age: 57                               Executive Officer of the partnership organized as a predecessor to the
                                      Company for the purpose of owning and operating certain health care businesses of Chemed and Daylin, Inc., each then a subsidiary of W.R.
                                      Grace & Co.  Mr. Gemunder was an Executive Vice President of Chemed
                                      and Group Executive of its Health Care Group from May 1981 through July
                                      1981 and a Vice President of Chemed from 1977 until May 1981.  Mr.
                                      Gemunder is a director of Chemed.


RONALD K. BAUR                        Mr. Baur is Regional Vice President-Operations of the Company, a position
Director since 1994                   he has held since February 1994.  Previously, he was Regional Vice
Age: 55                               President-Operations of the Company's Pharmacy Services Group (a group of subsidiaries engaged in providing pharmacy services to long-term care facilities) (hereinafter "Pharmacy Services Group") from March 1993 to
                                      February 1994 when the Pharmacy Services Group was integrated into the corporate management structure of the Company. He is also President of
                                      Interlock Pharmacy Systems, Inc., St. Louis, Missouri (pharmacy services for long-term care facilities) (hereinafter "Interlock"), a subsidiary of the
                                      Company. He has held this position since the Company's acquisition of
                                      Interlock in July 1992. From 1973 to July 1992, he was the sole stockholder and the President of Interlock.

KENNETH W. CHESTERMAN                 Mr. Chesterman is an Executive Vice President of the Company and has
Director since 1984                   held this position since 1984.  He had also served as President of the
Age: 56                               Pharmacy Services Group from August 1989 to February 1994.  From
                                      August 1984 to August 1989, he held the position of President of the
                                      Company's subsidiary, HPI Health Care Services, Inc., Los Angeles, California
                                      (health care services) (hereinafter "HPI"), which was sold in August 1989.

CHARLES H. ERHART, JR.                Mr. Erhart retired as President of W.R. Grace & Co., Boca Raton, Florida
Director since 1981                   (international specialty chemicals and health care) (hereinafter "Grace") in
Age: 71                               August 1990.  He had held this position since July 1989.  From November
                                      1986 to July 1989, he was Chairman of the Executive Committee of Grace.
                                      From May 1981 to November 1986, he served as Vice Chairman and Chief
                                      Administrative Officer of Grace.  Mr. Erhart is a director of Chemed and
                                      National Sanitary.

MARY LOU FOX                          Ms. Fox is Senior Vice President-Marketing of the Company and has held
Director since 1993                   this position since May 1996.  Previously she served as Vice President-
Age:  65                              Marketing for the Company since February 1994.  From July 1993 to
                                      February 1994, she was Vice President-Marketing of the Pharmacy Services
                                      Group. She is also President of Westhaven Services Co., Toledo, Ohio
                                      (pharmacy services for long-term care facilities) (hereinafter "Westhaven"), a subsidiary of the Company. She has held this position since the Company's acquisition of Westhaven in October 1992. From 1976 to October 1992, she was
                                      the sole stockholder and the President of Westhaven.

CHERYL D. HODGES                      Ms. Hodges is Senior Vice President and Secretary of the Company and has
Director since 1992                   held these positions since February 1994.  From August 1986 to February
Age: 45                               1994, she was Vice President and Secretary of the Company.  From August
                                      1982 to August 1986, she served as Vice President-Corporate and Investor
                                      Relations.  Ms. Hodges has also served as a director of the Company for four prior terms:  1984-85; 1986-87; 1988-89 and 1990-91.

THOMAS C. HUTTON                      Mr. Hutton is a Vice President of Chemed and has held this position since
Director since 1983                   February 1988.  Mr. Hutton is a director of Chemed and National Sanitary.
Age:  46                              He is the son of Edward L. Hutton, Chairman of the Company.


PATRICK E. KEEFE                      Mr. Keefe is Executive Vice President-Operations of the Company and has
Director since 1993                   held this position since February 1997.   Previously he was Senior Vice
Age:  51                              President-Operations since February 1994.  From April 1993 to February
                                      1994, he was Vice President-Operations of the Company. From April 1992 to
                                      April 1993, he served as Vice President-Pharmacy Management Programs of
                                      Diagnostek, Inc., Albuquerque, New Mexico (mail-service pharmacy and health care services) (hereinafter "Diagnostek"). From September 1990 to April 1992,
                                      Mr. Keefe served as President of HPI, a subsidiary of Diagnostek, which was acquired from the Company in August 1989. From August 1984 to September 1990,
                                      he served as Executive Vice President of HPI.

SANDRA E. LANEY                       Ms. Laney is Senior Vice President and Chief Administrative Officer of
Director since 1987                   Chemed and has held these positions since November 1993 and May 1991,
Age: 53                               respectively.  From May 1984 to November 1993, she was a Vice President
                                      of Chemed.  Ms. Laney is a director of Chemed and National Sanitary.

ANDREA R. LINDELL, DNSc, RN           Dr. Lindell is Dean and Professor in the College of Nursing and Health at
Director since 1992                   the University of Cincinnati, a position she has held since December 1990.
Age: 53                               She also serves as Director - Center for Allied Health at the University of
                                      Cincinnati.  From August 1981 to August 1990, Dr. Lindell served as Dean and a Professor in the School of Nursing at Oakland University, Rochester,
                                      Michigan.

SHELDON MARGEN, M.D.                  Dr. Margen is a Professor Emeritus in the School of Public Health,
Director since 1983                   University of California, Berkeley, a position he has held since May 1989.
Age: 77                               He had served as a Professor of Public Health at the University of
                                      California, Berkeley, since 1979.

KEVIN J. MCNAMARA                     Mr. McNamara is President of Chemed and has held this position since
Director since 1986                   August 1994.  From November 1993 to August 1994, Mr. McNamara was
Age: 43                               Executive Vice President, Secretary and General Counsel of Chemed.
                                      Previously, from May 1992 to November 1993, he held the positions of Vice
                                      Chairman, Secretary and General Counsel of Chemed. From August 1986 to May
                                      1992, he served as Vice President, Secretary and General Counsel of Chemed.
                                      From November 1990 to December 1992, Mr. McNamara served as an Executive Vice
                                      President and Chief Operating Officer of the Company. Mr. McNamara also serves as Vice Chairman of National Sanitary. He is a director of Chemed and
                                      National Sanitary.

JOHN M. MOUNT                         Mr. Mount is a Principal of Lynch-Mount Associates, Cincinnati, Ohio
Director  since 1994                  (management consulting) and has held this position since November 1993.
Age: 55                               From April 1991 to November 1993, Mr. Mount was Senior Vice President
                                      of Diversey Corporation, Detroit, Michigan (specialty chemicals) (hereinafter
                                      "Diversey"), and President of Diversey's DuBois Industrial Division.
                                      Previously, from May 1989 to April 1991, Mr. Mount was an Executive Vice
                                      President of Chemed and President of Chemed's then wholly-owned subsidiary,
                                      DuBois Chemicals, Inc. He held the latter position from September 1986 to
                                      April 1991. He is a director of National Sanitary and Chemed. Mr. Mount has also served as a director of the Company from 1988 to 1991.

D. WALTER ROBBINS, JR.                Mr. Robbins retired as Vice Chairman of Grace in January 1987 and
Director since 1981                   thereafter became a consultant to Grace until July 1995.  He is a director of
Age: 77                               Chemed and National Sanitary.

                      COMMITTEES AND MEETINGS OF THE BOARD

         The Board of Directors of the Company has an Incentive Committee, a Compensation Committee, an Audit Committee and an Executive Committee. The Company does not have a Nominating Committee.

         The Incentive Committee (a) administers the Company's stock-based incentive plans under which it makes determinations concerning the grant of stock options and stock awards to key employees of the Company and (b) makes recommendations to the Board of Directors concerning additional year-end contributions by the Company under the Company's Employees' Savings and Investment Plan. The Incentive Committee consists of Messrs. Erhart, Mount and Robbins. The Incentive Committee met on five occasions during 1996.

         The Compensation Committee makes recommendations to the Board of Directors concerning (a) salary and incentive compensation payable to officers and certain other key employees of the Company, (b) establishment of incentive compensation plans and programs generally and (c) adoption and administration of certain employee benefit plans and programs. The Compensation Committee consists of Messrs. Mount and Robbins and Dr. Margen. The Compensation Committee met on four occasions during 1996.

         The Audit Committee (a) recommends to the Board of Directors a firm of independent accountants to audit the Company and its consolidated subsidiaries,
(b) reviews and reports to the Board of Directors on the Company's annual financial statements and the independent accountants' report on such financial statements and (c) meets with the Company's senior financial officers, internal auditors and independent accountants to review audit plans and other matters regarding the Company's accounting, financial reporting and internal control systems. The Audit Committee consists of Messrs. Erhart and Robbins, Dr. Lindell and Ms. Laney. The Audit Committee met on three occasions during 1996.

         The Executive Committee is empowered to act for the full Board in intervals between Board meetings, with the exception of certain matters that by law or the Company's By-Laws may not be delegated. The committee meets as necessary, and all actions by the committee are reported at the next Board of Directors meeting. The Executive Committee consists of Messrs. Erhart, Hutton, Gemunder, Robbins and Chesterman. The Executive Committee met on ten occasions during 1996.

         During 1996, there were seven meetings of the Board of Directors and each director attended at least 75% of the aggregate of (a) the total number of meetings held by the Board of Directors during the period for which he or she has been a director and (b) the total number of meetings held by all Committees of the Board of Directors during the period for which he or she served.


                            REMUNERATION OF DIRECTORS

         In 1996, each member of the Board of Directors who was not a regular employee of the Company was paid $1,300 for his or her attendance at each meeting of the Board, and $750 for each meeting of a Committee of the Board of which he or she was a member. The non-employee members of the Executive Committee received $1,300 for each meeting of the Executive Committee. The Chairmen of the Committees of the Board (except for the Executive Committee) were paid an additional $2,000 per year. During 1996, each member of the Board of Directors was granted an annual unrestricted stock award covering 400 shares of the Company's Common Stock under the 1992 Long-Term Stock Incentive Plan ("1992 Plan"). In consideration of special services to the Company during 1996, Mr. T.C. Hutton received additional stock awards covering 1,479 shares, Mr. O'Toole received 1,538 shares, Mr. McNamara received 2,197 shares and Ms. Laney received 2,709 shares, all of which were granted under the Company's 1992 Plan. Each of these individuals was a director of the Company but did not serve as a member of the Incentive Committee of either the Company or an affiliated company or as a regular employee of the Company at the date of grant. Also during 1996, Messrs. Erhart and Robbins each received an additional annual fee of $8,000 and Mr. T.C. Hutton received an additional annual fee of $5,000. Such fees were paid in lieu of stock options granted to directors in previous years. These individuals were members of the Incentive Committee of either the Company or an affiliated company on the dates of such grants and thus were ineligible to participate.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation of the Company's most highly compensated executive officers (the "named executives") for services to the Company and its subsidiaries during 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Long-Term
                                                                                                Compensation
                                                                                           -----------------------
                                               Annual Compensation                                 Awards
                                            ----------------------------------------------------------------------
                                                                                                       # of Shares   All Other
                                                                     Special               Restricted   Underlying  Compensation
 Name and Principal Position      Year      Salary        Bonus       Bonus     Other (4)   Stock (5)     Options        (6)
--------------------------------------------------------------------------------------------------------------------------------
 E. L. Hutton - Chairman          1996   $1,031,105(1)  $641,125   $1,685,000(2)   $42,208   $2,742,731    100,000  $    --
                                  1995      506,229(1)   491,125           --       42,208    2,350,000    140,000       --
                                  1994      364,471(1)   250,000      345,000(3)        --      470,000         --       --


 J. F. Gemunder - President       1996     $539,067     $680,379   $1,819,000(2)   $82,496  $2,879,450    100,000   $1,513,972
                                  1995      473,750      504,200           --       55,628   2,350,000    140,000      376,879
                                  1994      336,975      250,000      345,000(3)        --     470,000         --      134,753



 K.W. Chesterman - Executive      1996     $201,800     $223,534     $307,000(2)        --    $877,534     34,000     $458,748
   Vice President                 1995      187,800      190,297           --           --     752,000     50,000      168,731
                                  1994      174,605      128,000       62,000(3)        --     270,250         --       53,596



 P.E. Keefe - Executive           1996     $182,708     $205,730     $276,000(2)        --    $877,534     30,000     $386,182
   Vice President -               1995      155,937      157,037           --           --     658,000     45,000      132,106
   Operations                     1994      128,750      102,500       44,000(3)        --     211,500         --       41,430



C.D. Hodges - Senior Vice         1996     $150,000     $101,165     $470,000(2)        --    $658,157     28,000     $372,944
  President and Secretary         1995      127,350       73,756           --           --     564,000     32,000       94,250
                                  1994      109,468       40,000       90,000(3)        --     169,200         --       43,287

-----------------------------------------------------------------------------------------------------------------------------


(1) The amounts shown include $140,773 for 1994, $197,396 for 1995 and $660,605 in 1996 representing annual compensation deferred by Mr. Hutton. Mr. Hutton participates in a deferred compensation plan in lieu of participation in the Company's pension and other benefit plans. This deferred compensation plan provides that an amount equal to 20% of the total compensation paid to Mr. Hutton by the Company, plus a market rate interest equivalent thereon, will accumulate in an account for Mr. Hutton's benefit. The plan further provides that annually, beginning December 1, 1991, a specified percentage (20% in 1991 and 50% in 1992 and thereafter) of the then-current balance of his account is to be paid to him, and upon his death, any remaining balance is to be paid in a lump sum payment to his beneficiaries.

(2) The special bonus was awarded with respect to the successful completion of a public offering of Common Stock in March 1996 in the following amounts with deferrals for payment in 1997 and 1998 as indicated: Mr. Hutton -- $1,685,000 of which $735,000 is deferred; Mr. Gemunder -- $1,819,000 of which $824,000 is deferred; Mr. Chesterman -- $307,000 of which $132,000 is deferred; Mr. Keefe -- $276,000 of which $116,000 is deferred; and Ms. Hodges -- $470,000 of which $200,000 is deferred.

(3) The special bonus relates to the successful completion of a public offering of Common Stock in November 1994.

(4) These amounts represent payments made to the executive officer as required to offset the tax liability associated with premiums paid by the Company on behalf of the officer under split dollar life insurance policies.

(5) Under the Company's stock award program, restricted shares of Common Stock were issued as incentive compensation to the named executives and other key employees. Restricted shares vest in five or seven equal annual installments as determined by the Incentive Committee. If the recipient's employment terminates due to death, disability, retirement under a retirement plan of the Company, or change in control of the Company, the restrictions terminate. Otherwise, in the event of termination of employment, unvested shares are forfeited. Recipients receive dividends on the awarded shares. Restricted stock awards were granted in February 1997 for 1996 services as incentive compensation. The numbers of restricted shares granted in February 1997 to the named executives are as follows: Mr. Hutton -- 102,532 shares; Mr. Gemunder -- 107,643 shares; Mr. Chesterman -- 32,805 shares; Mr. Keefe -- 32,805 shares; and Ms. Hodges -- 24,604 shares. As of December 31, 1996, the number and value of the aggregate restricted stock holdings of the named executives were: Mr. Hutton -- 159,570 shares or $2,948,021; Mr. Gemunder -- 159,570 shares or $2,948,021; Mr. Chesterman -- 66,258 shares or $1,095,909; Mr. Keefe -- 54,810 shares or $927,142; and Ms.
         Hodges -- 45,450 shares or $779,329.

(6) This column includes the dollar value of shares of Common Stock allocated to the named executives' accounts in the Company's Employee Stock Ownership Plan (the "ESOP") which are attributable to the Company's contributions to the ESOP. Participants are entitled to receive the fully vested shares allocated to their accounts upon death, disability, retirement or termination of employment. To the extent benefits under the ESOP are otherwise limited by provisions of the Internal Revenue Code, the Company's Excess Benefits Plan provides that the Company will provide from its general funds a benefit to an employee equal to the benefit which would have been provided but for the limitations of the Internal Revenue Code. The benefits shown include those provided under the Excess Benefits Plan. For 1996, the numbers of shares attributable to these plans and the dollar values thereof included in the table for each named executive are as follows:
         Mr. Gemunder -- 53,079 shares or $1,490,557; Mr. Chesterman -- 15,187 shares or $432,335; Mr. Keefe -- 12,914 shares or $366,571; and Ms. Hodges -- 12,827 shares or $360,778. This column also includes (a) life insurance premiums paid by the Company (Mr. Gemunder - $3,672; Mr. Chesterman - $1,530; Mr. Keefe - $714; and Ms. Hodges - $1,530); and
         (b) the present value to the recipient of future benefits derived from premium payments made by the Company for the benefit of the recipient under a split dollar life insurance policy, which provides for the refund of premiums to the Company upon termination of the policy (unrelated to term life insurance coverage) (Mr. Gemunder - $19,743; Mr. Chesterman - $24,883; Mr. Keefe - $18,897; and Ms. Hodges - $10,636).

STOCK OPTIONS

         The following table sets forth information regarding stock options granted to the named executives during 1996:

                              OPTION GRANTS IN 1996


----------------------------------------------------------------------------------------------------------------------------
                                     Individual Grants                                        Potential Realizable Value at
                                                                                              Assumed Annual Rates of Stock
                                                                                              Price Appreciation for Option
                                                                                              Term
---------------------------------------------------------------------------------------------------------------------------

                              Number
                                of           Percent of
                              Shares        Total Options
                            Underlying       Granted to
                             Options        Employees in    Exercise price       Expiration
         Name               Granted(1)       Fiscal Year        ($/Sh)              Date              5%             10%
----------------------------------------------------------------------------------------------------------------------------
E.L. Hutton                   100,000           19.7%           $26.22             3/21/2006      $1,648,890       $4,178,600

J.F. Gemunder                 100,000           19.7%           $26.22             3/21/2006       1,648,890        4,178,600

K.W. Chesterman                34,000            6.7%           $26.22             3/21/2006         560,623        1,420,724

P.E. Keefe                     30,000            5.9%           $26.22             3/21/2006         494,667        1,253,580

C.D. Hodges                    28,000            5.5%           $26.22             3/21/2006         461,689        1,170,008

-----------------------------------------------------------------------------------------------------------------------------

(1) All such options were granted on March 21, 1996 and provide for the purchase of shares of the Company's common stock at a price equal to the fair market value on the date of a grant and become exercisable in four equal annual installments commencing one year from the date of grant.

         The following table sets forth information regarding stock options exercised by the named executives during 1996 and the value of unexercised options held by the named executives as of December 31, 1996.

                     AGGREGATED OPTION EXERCISES IN 1996 AND
                          FISCAL YEAR-END OPTION VALUES



----------------------------------------------------------------------------------------------------------------------------
                                                              Number of Shares Underlying      Value of Unexercised In-The-
                                                             Unexercised Options at Fiscal     Money Options at Fiscal Year-
                          Shares                                     Year-End (#)                         End ($)
                       Acquired on                           ---------------------------------------------------------------
        Name           Exercise (#)    Value Realized ($)    Exercisable     Unexercisable     Exercisable    Unexercisable
----------------------------------------------------------------------------------------------------------------------------
E.L. Hutton              147,000          $2,840,418                 -0-         327,000       $        -0-      $5,266,875

J.F. Gemunder                -0-                 -0-             549,800         327,000         14,939,012       5,266,875

K.W. Chesterman              -0-                 -0-             262,000         120,000          7,136,395       2,008,976

P.E. Keefe                15,000             345,225              32,500         122,500            730,150       2,232,249

C.D. Hodges                  -0-                 -0-              64,000          82,000          1,642,460       1,293,464

----------------------------------------------------------------------------------------------------------------------------


PENSION PLAN

         The Company has a pension plan qualified under the Internal Revenue Code (the "Code") which provides retirement benefits to employees of certain business units (the "Qualified Plan") and an excess benefits plan (the "Excess Benefits Plan") which provides retirement payments to participants in the amount necessary so that they receive what they would have received under the Qualified Plan if payments to them under the Qualified Plan were not limited by the Code and other restrictions. The named executives, other than Mr. E. L. Hutton, participate in the Qualified Plan and the Excess Benefits Plan.

         Retirement benefits under the Qualified Plan are calculated on the basis of the employee's earnings during the highest consecutive 60-month period during the employee's last 120 months of employment ("Final Average Compensation") and are subject to partial offset for social security benefits and payments under the Company's prior pension plan. The following table shows the estimated maximum annual retirement benefits payable at normal retirement (age 65) under the Pension Plan and the Excess Benefits Plan at selected compensation levels after various years of service. Amounts are shown on a 10-year certain and life form, after the applicable reduction for social security benefits.

                               PENSION PLAN TABLE



---------------------------------------------------------------------------------------------------------------------
Final Average                                                  Years of Service (2)
Compensation (1)                     15                20               25                30               35
---------------------------------------------------------------------------------------------------------------------

          $ 200,000               $ 40,226         $  53,635        $  67,044         $  80,453        $  90,453
            300,000                 62,726            83,635          104,544           125,453          140,453
            400,000                 85,226           113,635          142,044           170,453          190,453
            500,000                107,726           143,635          179,544           215,453          240,453
            600,000                130,226           173,635          217,044           260,453          290,453
            700,000                152,726           203,635          254,544           305,453          340,453
            800,000                175,226           233,635          292,044           350,453          390,453
            900,000                197,726           263,635          329,544           395,453          440,453
          1,000,000                220,226           293,635          367,044           440,453          490,453
          1,100,000                242,726           323,635          404,544           485,453          540,453
          1,200,000                265,226           353,635          442,044           530,453          590,453

---------------------------------------------------------------------------------------------------------------------


         (1) For purposes of the Pension Plan, such earnings generally include base salary and incentive compensation which for the named executives are set forth in the "Salary" and "Bonus" columns of the Summary Compensation Table as well as the value of stock awards vesting during the year.

         (2) As of December 31, 1996, Messrs. Gemunder, Chesterman and Keefe and Ms. Hodges had 33, 24, 7 and 15 years of service, respectively. Mr. E.L. Hutton does not participate in the Pension Plan; however, Mr. Hutton participates in a deferred compensation plan. See "Summary Compensation Table."

EMPLOYMENT AGREEMENTS

         The Company has entered into employment agreements with certain of its executive officers. Mr. Gemunder's employment agreement provides for his continued employment as President of the Company through August 3, 2001, subject to earlier termination under certain circumstances, at a base salary of $558,600 per annum, beginning May 20, 1996, or such higher amounts as the Board of Directors may determine as well as participation in incentive compensation plans, stock incentive plans and other employee benefit plans. The agreement also provides for his continued nomination as a director of the Company. In the event of termination without cause or a material reduction in authority or responsibility, the agreement provides that Mr. Gemunder will receive severance payments equal to 150% of his then-current base salary plus the amount of incentive compensation most recently paid or approved in respect of the previous year and the fair market value of all stock awards which have vested during the 12 months prior to termination ("Covered Compensation") for the balance of the term of the agreement. Ms. Hodges' employment agreement is essentially identical to that of Mr. Gemunder, except that her agreement provides for a base salary of $165,000 per annum, beginning May 20, 1996, and provides for her nomination as a director, no less frequently than bi-annually. Messrs. Chesterman and Keefe each have employment agreements which are also essentially identical to that of Mr. Gemunder except that minimum annual base salaries, beginning May 20, 1996, are $210,300 and $199,500, respectively, director nomination is not stipulated and severance payments resulting from the conditions described above would equal 100% of Covered Compensation.


                 JOINT REPORT OF THE COMPENSATION AND INCENTIVE
                      COMMITTEES ON EXECUTIVE COMPENSATION

         The Company believes that executive compensation should be directly and materially linked to the financial and operating performance of the Company and increases in stockholder value. The Company's executive compensation program combines base salary, annual incentive compensation, and long-term incentive compensation in the form of stock options and restricted stock awards with various benefit plans, including pension plans, savings plans and medical benefits generally available to salaried employees of the Company.

         The executive compensation program is administered through the coordinated efforts of the Compensation Committee and the Incentive Committee of the Board of Directors. The membership of both committees is comprised of outside directors (i.e. non-employees of the Company). The Compensation Committee is responsible for the review, approval and recommendation to the Board of Directors of matters concerning base salary and annual cash incentive compensation for key executives of the Company. The recommendations of the Compensation Committee on such matters must be approved by the full Board of Directors. The Incentive Committee administers the Company's stock incentive plans under which it reviews and makes grants of stock options and restricted stock awards. Both the Compensation and Incentive Committees may use, subject to the provisions of the Company's compensation plans, their discretion to set executive compensation where, in their judgment, external, internal or individual circumstances warrant.

Base Salary and Annual Incentive Opportunity
--------------------------------------------

         In determining base salary levels, the Compensation Committee considers the executive's responsibilities, experience, performance and specific issues particular to the Company. In general, base salaries are set at levels believed by the Compensation Committee to be sufficient to attract and retain qualified executives when considered with the other components of the Company's compensation program.

         Annual incentive compensation provides a direct financial incentive to executives, in the form of an annual bonus, to achieve their business unit's and the Company's annual goals. Financial and operational goals are established at the beginning of each fiscal year and generally take into account such measures of performance as sales and earnings growth, profitability, cash flow and return on investment. Non-financial measures of performance include organizational development, product or service expansion and strategic positioning of the Company's assets. Specific relative weights are not assigned to each performance factor, since the relative importance of each factor varies depending upon the executive's specific job responsibilities. Instead, each individual compensation decision is made on a case-by-case basis and will ultimately depend upon the judgment of the Compensation Committee. However, for the Chairman and the President, annual incentive compensation for 1996 was determined in accordance with the "Annual Incentive Plan for Senior Executive Officers," approved by stockholders on May 20, 1996. The Committee believes that bonuses as a percent of an executive's salary should be sufficiently high to provide a major incentive for achieving annual performance targets.

Long-Term Incentive Compensation
--------------------------------

         The stock option and restricted stock program forms the basis of the Company's long-term incentive plan for executives. This program seeks to align executive and long-term stockholder interests by creating a strong and direct link between executive compensation and stockholder return.

         Stock options and restricted stock awards are granted annually and are generally the primary incentive for long-term performance as they are granted at or above fair market value and have vesting restrictions which generally lapse over five- to seven-year periods. The Incentive Committee considers each grantee's current stock option and award holdings in making such grants. Both the amounts of restricted stock awards and the proportion of stock options increase as a function of higher salary and position of responsibility within the Company.

Policy on Deductibility of Compensation
---------------------------------------

         The Compensation and Incentive Committees are continuing to review the implications of Section 162(m) of the Code and the Treasury Regulations adopted under that section. Section 162(m) limits to $1,000,000 the amount that may be deducted by a publicly held company for compensation paid each year to each of its five most highly-paid executive officers. Federal law excludes compensation from the $1,000,000 limit if it is paid under specified conditions, including that the compensation is based on performance goals determined by a committee of "outside" directors and approved by the Company's stockholders. The Annual Incentive Plan for Senior Executive Officers, approved by stockholders on May 20, 1996, and amendments to the 1992 Long-Term Stock Incentive Plan being submitted to stockholders at the Annual Meeting are designed to comply with
Section 162(m) relating to performance-based compensation. The Committee's present intention is to comply in the future with Section 162(m) unless the Committee believes that such compliance would not be in the best interests of the Company and its stockholders.

Compensation of the Company's President
---------------------------------------

         As in the past, in determining Mr. Gemunder's overall compensation and each component thereof, the Committee took into consideration the report of Buck Consultants, Inc., independent professional compensation consultants, and the financial measures cited above. Mr. Gemunder's base salary was increased from $500,000 in 1995 to $558,600 in 1996. As measured against the survey data of 35 health care companies provided by Buck Consultants, the Company's 1995 performance exceeded the 90th percentile for surveyed companies in all measures cited (including sales and earnings growth, return on average common equity and stock appreciation). Mr. Gemunder's base salary for 1996 is less than the 75th percentile for the surveyed companies.


         Mr. Gemunder's annual incentive compensation was determined based on the attainment of performance targets established by the Compensation Committee in accordance with the Annual Incentive Plan for Senior Executive Officers. For 1996 these performance targets were directly related to the Company's pretax income before adjustments for the cumulative effect of accounting changes and acquisition expenses related to pooling of interests transactions. As a result of the Company's performance in 1996, Mr. Gemunder received a cash bonus of $600,000.

         In 1996, as long-term incentive compensation, Mr. Gemunder was granted options to purchase 100,000 shares of Common Stock at option prices equal to the fair market value of a share on the date of grant. He was awarded 107,643 shares of restricted Common Stock in February 1997 under the Annual Incentive Plan as long-term incentive compensation. Such restricted stock vests over a seven-year period. The Company believes that it is key to the Company's success that Mr. Gemunder be primarily motivated and rewarded on the basis of the Company's successful execution of its growth strategy. Sales for 1996 increased 34% to $536.6 million, net income (excluding acquisition expenses related to pooling of interests transactions) increased 71% to $44.0 million and fully diluted earnings per share (excluding the aforementioned pooling expenses) increased 39% to 61 cents after a 16% increase in shares outstanding. During 1996, the Company's stock price increased 44% following a 105% increase in 1995 versus 1994 and its market value increased by over $1.0 billion, or 72%, following an increase of approximately $800 million, or 118%, in 1995 versus 1994.

         Also in 1996, Mr. Gemunder was awarded a special cash bonus for services in connection with the Company's $298,000,000 Common Stock offering in March 1996, of which $995,000 was paid in 1996 and the balance of $824,000 will be paid in 1997 and 1998. Crucial to the Company's successful execution of its growth strategy in the rapidly changing and consolidating healthcare industry has been its ability to raise substantial capital in a timely manner and at favorable prices. The Compensation Committee has used special bonuses for key executives to emphasize the importance of the Company's ongoing capital raising initiatives and to reward the accomplishment of these initiatives, which have raised over $540,000,000 in the capital markets since November 1993. Mr. Gemunder and certain other executives were paid special bonuses in 1996 for their efforts in the planning and implementation and the successful completion of the Company's $298,000,000 common stock offering in March 1996. In determining the amount of the bonuses, the Compensation Committee considered the success of the offering measured against other offerings in the same timeframe, the importance of the offering to the Company's business strategy, and the favorable impact of the offering on the Company's overall market capitalization.

         Through the use of annual incentive awards based primarily upon the Company's most recent year performance and stock option grants and restricted stock awards which become more valuable as the value of the Company's Common Stock increases, the Committee believes its compensation policies for executive officers, including Mr. Gemunder, effectively tie executive compensation to the Company's performance and stockholder value.

Compensation Committee:                   Incentive Committee:

John M. Mount, Chairman                   Charles H. Erhart, Jr., Chairman
Sheldon Margen, M.D.                      John M. Mount
D. Walter Robbins, Jr.                    D. Walter Robbins, Jr.



COMPENSATION AND INCENTIVE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. E. L. Hutton and Gemunder, executive officers of the Company, are directors of Chemed. In addition, all members of the Compensation and Incentive Committee, except Dr. Margen, are directors of Chemed.





                              CERTAIN TRANSACTIONS

         The Company has contracted with a division of Chemed to assist in the development of a data processing system to integrate and standardize all operational and financial reporting functions of the Company. The Company also subleases offices from Chemed and is charged for the occasional use of Chemed's corporate aviation department and other incidental expenses based on Chemed's cost. The Company reimburses Chemed for all such services at rates which are essentially equal to those which would have been incurred if the Company had obtained such services from other parties. During 1996, such reimbursements totalled $7,139,000.

         The Company has contracted with MLF Co. to provide advisory and consulting services with respect to the Company's institutional pharmacy business for a period of five years commencing February 1, 1996. Mary Lou Fox, a director of the Company and nominee for re-election as a director, has an ownership interest in MLF Co. Under the consulting agreement, MLF Co. receives $12,500/month for its services.

COMPARATIVE STOCK PERFORMANCE

         The following graph compares the cumulative total return for the last five years on a $100 investment on January 1, 1992 in each of the Company's Common Stock, the Standard & Poor's 500 Stock Index, and the Standard & Poor's Health Care-500 Index. The graph assumes dividend reinvestment.


                     CUMULATIVE TOTAL STOCKHOLDER RETURN FOR
                    FIVE-YEAR PERIOD ENDED DECEMBER 31, 1996














=============================================================================================================================
                 December 31,                   1991         1992        1993         1994         1995        1996
Omnicare, Inc.                                  100.00      156.27       163.20      224.28       460.43        662.57

S&P 500 Index                                   100.00      107.62       118.46      120.03       165.13        203.05

S&P Health Care-500                             100.00       83.71        76.67       86.73       136.90        165.31
=============================================================================================================================

         The total return calculations reflected in the foregoing graph were performed by Standard & Poor's Compustat Services, Inc.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of March 21, 1997, unless otherwise indicated, with respect to the only persons known to the Company to beneficially own more than 5% of the shares of its Common Stock:



                                                   NUMBER OF SHARES
          NAME AND ADDRESS OF                       AND NATURE OF                             PERCENT OF
           BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP (a)                        CLASS (a)
          -------------------                  ------------------------                       -----------
Putnam Investments, Inc.                              8,155,367  (b)                                10.3%
One Post Office Square
Boston, MA  02109

Janus Capital Corporation                             5,237,125  (c)                                 6.6%
100 Fillmore Street
Denver, CO  80206-4928

AIM Management Group, Inc.                            5,027,820  (d)                                 6.4%
11 Greenway Plaza
Suite 1919
Houston, TX  77046-1173


----------------

(a) Under applicable Securities and Exchange Commission regulations, shares are treated as "beneficially owned" if a person has or shares voting or dispositive power with respect to the shares or has a right to acquire the shares within 60 days of March 21, 1997. Unless otherwise indicated, sole voting power and sole dispositive power are exercised by the named person. In calculating "Percent of Class" for a person, shares which may be acquired by the person within such 60-day period are treated as owned by the person and as outstanding shares.

(b) Represents shares held by two wholly owned investment advisers, having shared dispositive power with respect to all of the listed shares and shared voting power with respect to 633,601 of the shares.

(c) Janus Capital Corporation is an investment adviser with shared dispositive power and shared voting power with respect to all of the shares listed, and ownership is presented as of December 31, 1996.

(d) Represents shares held by two subsidiaries which are investment advisors, having shared dispositive power and shared investment power with respect to all of the listed shares.

         The following table sets forth information as of March 21, 1997 with respect to the shares of Common Stock beneficially owned by each of the nominees and directors, each of the named executives, and all directors and executive officers of the Company as a group:



                                                     NUMBER OF SHARES AND                         PERCENT OF
       INDIVIDUAL OR GROUP                      NATURE OF BENEFICIAL OWNERSHIP                   CLASS (a)(b)
       -------------------                      ------------------------------                   -------------
E.L. Hutton                                                288,432 (c)
                                                           112,000 (d)
                                                             4,540 (e)

J.F. Gemunder                                              498,656 (c)
                                                           661,800 (d)                                 1.5%

R.K. Baur                                                   23,213 (c)
                                                             5,500 (d)

K.W. Chesterman                                            239,699 (c)
                                                           242,500 (d)

C.H. Erhart, Jr.                                             8,000 (c)

M.L. Fox                                                    59,885 (c)
                                                            15,000 (d)

C.D. Hodges                                                128,495 (c)
                                                            93,000 (d)

T.C. Hutton                                                  5,353 (c)
                                                             4,540 (e)
                                                             4,546 (f)

P.E. Keefe                                                 102,691 (c)
                                                            87,500 (d)

S.E. Laney                                                  25,055 (c)
                                                            10,950 (d)
                                                             4,546 (f)

A.R. Lindell                                                 1,600 (c)

S. Margen                                                   14,930 (c)

K.J. McNamara                                                5,549 (c)
                                                             4,546 (f)

J.M. Mount                                                   2,400 (c)

T.S. O'Toole                                                 4,491 (c)

D.W. Robbins, Jr.                                            4,000 (c)

ALL DIRECTORS AND EXECUTIVE                              1,516,959 (c)
OFFICERS AS A GROUP (19 PERSONS)                         1,253,250 (d)
                                                             4,540 (e)
                                                             4,546 (f)                                 3.5%

----------

(a) Under applicable Securities and Exchange Commission regulations, shares are treated as "beneficially owned" if a person has or shares voting or dispositive power with respect to the shares or has a right to acquire the shares within 60 days of March 21, 1997. Unless otherwise indicated, sole voting power and sole dispositive power are exercised by the named person. In calculating "Percent of Class" for a person, shares which may be acquired by the person within such 60-day period are treated as owned by the person and as outstanding shares.

(b)      Percent of Class is not shown if less than 1%.

(c) Shares held in individual capacity (or together with a member of his or her household) as to which such person has voting and dispositive powers (and includes shares allocated, as of December 31, 1996, to the account of each named person or member of the group under the Company's Employees' Savings and Investment Plan and its Employee Stock Ownership
         Plan).

(d) Shares subject to outstanding options exercisable within 60 days from March 21, 1997.

(e) Messrs. E. L. Hutton and T. C. Hutton are trustees of the E. L. Hutton Foundation, which holds 4,540 shares of Common Stock over which the trustees share both voting and dispositive powers.

(f) Messrs. T.C. Hutton and K. J. McNamara and Ms. Laney are trustees of the Chemed Foundation, which holds 4,546 shares of Common Stock over which the trustees share both voting and dispositive powers.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Securities Exchange Act of 1934, as amended, persons deemed to be executive officers of the Company, directors of the Company, and beneficial owners of more than 10% of the Common Stock are required to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during 1996 all such persons complied with these filing requirements, except that the surrender of 752 shares of Common Stock to the Company by M.L. Fox, a director of the Company, in connection with the exercise of employee stock options was inadvertently omitted from a Form 5 Report which was timely filed on her behalf. In making these statements, the Company has relied upon the facts of which it is specifically aware and, in the case of its directors and officers, upon their written representations.


          APPROVAL OF AMENDMENTS TO 1992 LONG-TERM STOCK INCENTIVE PLAN

         The Board of Directors of the Company has adopted certain amendments to the Company's 1992 Long-Term Stock Incentive Plan which was approved by stockholders in 1992 (the "Plan"). The Board recommends that stockholders approve the amendments to the Plan at the Annual Meeting. Stockholder approval is requested to ensure that stock options and stock awards issued under the Plan can be tax deductible as performance-based compensation, as defined by the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The amendments do NOT increase the number of shares that may be issued under the Plan.

         Under Section 162(m) of the Code, the amount which the Company may deduct on its tax returns in any taxable year for compensation paid to certain "covered employees" (generally the chief executive officer and the four highest-paid executive officers other than the chief executive officer) is generally limited to $1 million per individual. However, compensation that qualifies as "performance-based compensation" is not subject to the $1 million deduction limit. In order for compensation to qualify as "performance-based" for this purpose, it must meet certain conditions, one of which is that certain material terms of the compensation arrangement must be disclosed to and approved by stockholders. The amendments satisfy that requirement. The following description of the amendments and the Plan is subject in its entirety to the full text of the amended Plan, which is annexed as Appendix A to this Proxy Statement.

The amendments are contingent on stockholder approval. If such approval is not obtained, those amendments will be of no force or effect and the unamended Plan will remain in effect.

         The amendments to the Plan provide:

         (a) that the maximum number of shares of Common Stock with respect to which options or stock appreciation rights ("SARs") may be granted under the Plan to any employee during any calendar year shall be 1.5 million shares, subject to adjustment in the event of recapitalizations, stock splits, and similar corporate transactions. Prior to its amendment, the Plan did not contain such a limitation;

         (b) that the maximum amount of compensation that may be paid to any key employee pursuant to stock awards granted in any calendar year shall be 500,000 shares of Common Stock (or the equivalent amount of cash) including any dividends thereon, subject to adjustment in the event of recapitalizations, stock splits and similar corporate transactions. Prior to its amendment, the Plan did not contain such a limitation;

         (c) that the performance objectives on which the issuance or retention of shares under stock awards may (but need not) be made contingent by the Incentive Committee shall be based on the fair market value or book value of Common Stock or on any of the following other business criteria, on either a consolidated or business unit or divisional level, as the Incentive Committee may determine: level of sales, earnings per share, income before income taxes and the cumulative effect of accounting changes, income before the cumulative effect of accounting changes, net income, net worth, return on total assets, return on net assets, return on equity, return on capital employed, total stockholder return, market valuation, and completion of acquisitions. Prior to its amendment, the Plan did not limit the business criteria on which performance objectives could be based;

         (d) that the business criteria listed in paragraph (c) above shall have any reasonable definitions that the Incentive Committee may specify, which may include or exclude any or all of the following items, as the Incentive Committee may specify: discontinued operations; extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); changes in the statutory corporate Federal, state and local tax rates; expenses for restructuring or productivity initiatives; non-operating items; acquisition expenses (e.g., pooling of interests); and effects of divestitures;

         (e) that the Incentive Committee may grant awards under the Plan, including options, SARs and stock awards, that qualify as "performance-based compensation," as well as awards that do not qualify as "performance-based compensation." In general, to qualify as "performance-based compensation" under
Section 162(m) of the Code, such an award (other than an option grant) must be paid solely on account of the attainment of a pre-established, objective performance goal which is based on one or more of the criteria described above and which is established by a compensation committee of "outside directors," who must certify that the performance goals were satisfied before the compensation may be paid;

         (f) that the Incentive Committee may grant stock awards for such lawful consideration as it may determine, rather than only in payment of incentive compensation earned or to be earned;

         (g) that, unless the Board of Directors directs otherwise, the committee administering the Plan shall consist of persons who qualify as "outside directors" within the meaning of Section 162(m) of the Code and "non-employee directors" within the meaning of revised SEC Rule 16b-3, rather than as "disinterested directors," which was the requirement under SEC Rule 16b-3 prior to its recent amendment; and

         (h) that stockholders approve any amendment of the Plan which is required to be approved by them under Section 162(m) of the Code.

Summary of the Plan

         Eligibility: The persons who are eligible to be selected to participate in the Plan are employees of the Company or a subsidiary who, in the opinion of the committee which administers the Plan, can contribute significantly to the growth and successful operations of the Company or a subsidiary. It is estimated that approximately 150 persons are eligible to be selected to participate. Each eligible person is not necessarily selected to participate in the Plan. Members of the Board of Directors (currently 16 in number) participate in the automatic, nondiscretionary stock award feature of the Plan described under "Stock Awards," below.

         Administration: The Plan is administered by a committee (the "Incentive Committee") consisting of at least three directors designated by the Board of Directors of the Company. The composition of the Incentive Committee is the subject of the amendment described in paragraph (g) above. The Incentive Committee selects participants from among those persons eligible, determines the type, size and time of grant of stock incentive awards, determines the terms and conditions of awards, subject to the terms and conditions of the Plan, and makes all other determinations necessary or advisable for the administration of the Plan.

         Limitation on Available Shares: The number of shares of Common Stock that may be subject to stock incentives granted under the Plan may not on any given date exceed that number of shares equal to (i) 5% of the Company's issued and outstanding Common Stock as of the preceding December 31 reduced by (ii) the total number of stock incentives granted under the Plan at any time during the then-current calendar year and during the immediately preceding two calendar years (the "Granting Period") increased by (iii) the total number of shares covered by previously granted stock incentives forfeited during the Granting Period.

         Types of Awards: Stock incentives which may be issued under the Plan consist of stock options (which for federal income tax purposes may be either "non-qualified" options or "incentive" options which meet the requirements of
Section 422 of the Code), SARs, stock awards or any combination of the foregoing.

         Stock Awards: Stock awards are shares of Common Stock which may be issued to the participant at the time the award is granted, or at a later date, with or without amounts equivalent to dividends. The amendment described in paragraph (b) above established a limit on the number of shares and related dividends which may be issued to any employee pursuant to stock awards granted in any calendar year. A stock award shall be subject to such terms, conditions and restrictions (including restrictions on the transfer of the shares issued pursuant to the award) as the Incentive Committee may determine, including specified performance objectives the attainment of which may, but is not required to, be specified as a condition to the participant's right to receive, transfer or retain some or all of the shares covered by the award. The performance objectives which may be used are the subject of the amendment described in paragraphs (c) and (d) above. The consideration for which stock awards may be issued is the subject of the amendment described in paragraph (f) above.

         In addition to stock awards which may be granted at the discretion of the Incentive Committee, the Plan provides for certain automatic, nondiscretionary stock awards to be made to directors of the Company. Immediately following each annual meeting of stockholders, each director then in office receives a stock award of 400 shares.

         Stock Options: A stock incentive in the form of a stock option provides for the purchase of shares of Common Stock in the future at an option price per share which may not be less than 100% of the fair market value of the shares covered thereby on the date the stock option is granted. An incentive option granted to a person who, on the date of grant, owns 10% or more of the shares of voting stock of the Company or its subsidiaries must have an option price of not less than 110% of the fair market value of the Common Stock on the date of grant. Options may be granted for such lawful consideration as the Incentive Committee may determine. Each option shall be exercisable in full or in part six months after the date the option is granted, or may become exercisable in one or more installments and at such later time or times, as the Incentive Committee shall determine. Options may, but are not required to, be made subject to the attainment of the performance objectives described in paragraphs (c) and (d) above. Unless otherwise provided in the option, an option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the option.

         All stock options granted under the Plan expire within 11 years from the date of grant (or 10 years, in the case of incentive options). Unexercised options terminate upon termination of employment, except that if termination arises from a resignation with the consent of the Incentive Committee, the options terminate three months after such termination of employment, and except further that if an optionee ceases to be an employee by reason of his or her death, retirement or disability, or if the optionee should die within three months following his or her resignation, then with the consent of the Incentive Committee, the options terminate 15 months after an optionee's termination of employment but may be exercised only to the extent that they could have been exercised by the optionee, had he or she lived, three months after he or she ceased to be an employee. A leave of absence for military or governmental service or for other purposes, if approved by the Incentive Committee, does not constitute a termination of employment, but no options are exercisable during any such leave of absence.

         Under the Plan the Incentive Committee has the authority to include a reload feature in options. A reload feature is a provision to the effect that at such time as the option in question is exercised, the optionee will automatically receive a replacement option in an amount equal to the number of shares received on exercise, the number of shares used to pay the exercise price or for tax withholding, or any fraction, multiple and/or combination thereof that the Incentive Committee may deem appropriate.

         Stock Appreciation Rights: A SAR entitles the holder to receive from the Company cash, shares of Common Stock, or a combination of cash and such shares having an aggregate value equal to the excess of the fair market value of one share of Common Stock on the date of exercise of the SAR over the fair market value of one such share on the date of grant of the SAR. Each SAR shall be exercisable in full or in part six months after the date it is granted, or may become exercisable in one or more installments and at such later time or times, as the Incentive Committee specifies.

         At the time of exercise the holder of the SAR may elect the form of consideration to be received in satisfaction of the SAR, if the form of consideration was not otherwise provided by the Incentive Committee at the time the SAR was granted. Such consideration may be in the form of cash, shares of Common Stock, or partly in cash and partly in shares of Common Stock. However, the Incentive Committee may consent to or disapprove any request to receive cash in full or partial settlement of such SAR.

         All SARs that may be granted under the 1992 Plan expire within 10 years from the date of grant. A SAR is not transferable or assignable by the holder otherwise than by will or by the laws of descent and distribution, and each SAR is exercisable, during the holder's lifetime, only by the holder. In the event of termination of employment, SARs terminate at the same times and on the same terms and conditions as those described above that apply to options.

         Change of Control: Notwithstanding any vesting schedule contained in any stock incentives granted under the Plan, if a change of control of the Company occurs, any stock incentives under the Plan that have been outstanding for over six months will become immediately exercisable in full. A change of control is defined to have occurred if, without prior Board approval, (i) any person (individual, entity or group) becomes the beneficial owner of securities of the Company representing 20% or more of the combined voting power of the Company's then-outstanding securities, or (ii) as a result of, or in connection with, or within two years following, a tender or exchange offer for the voting stock of the Company, a merger or other business combination to which the Company is a party, the sale or other disposition of all or substantially all of the assets of the Company, a reorganization of the Company, or a proxy contest in connection with the election of members of the Board, the persons who were directors of the Company immediately prior to any of such transactions cease to constitute a majority of the Board or the board of directors of any successor to the Company (except for resignations due to death, disability or normal retirement).

         Plan Amendments: The Board of Directors, upon recommendation of the Incentive Committee, may amend the Plan, subject to stockholder approval in the case of specified amendments. The Plan may be discontinued at any time by the Board of Directors. No amendment or discontinuance of the Plan shall, without the consent of the employee, adversely affect any stock incentive held by him under the Plan.

         Term of the Plan: The Plan shall remain in effect until such time as it is terminated by the Board of Directors of the Company. However, no Incentive Options may be granted after May 18, 2002.

Certain Federal Income Tax Consequences

         The following is a brief summary of the principal United States Federal income tax consequences of awards under the Plan and is based on Federal income tax laws currently in effect.

         Limitation on Corporate Deductions for Certain Executives'
Compensation: As mentioned in paragraph (e) above, the amendments authorize the Committee to grant awards that qualify as "performance-based compensation" under
Section 162(m) of the Code, as well as awards that do not. As a result, the Company may not be entitled to any deduction mentioned below if the individual in question is a "covered employee" within the meaning of the Code, the amount in question does not qualify as "performance-based compensation," and the amount in question, when added to the covered employee's other taxable compensation that is not "performance-based" in the same taxable year, exceeds $1 million.

         Effect of Change of Control: Under the golden parachute tax provisions of the Code, if compensatory payments made to certain officers, employees and stockholders, including the vesting of stock options and stock awards, are contingent, or are deemed to be contingent, on a change in control of a publicly-traded corporation, and if the value of such payments exceeds certain limits, the person who receives such payments may be subject to a 20% excise tax on most of the payments, payable in addition to ordinary income taxes, and the corporation may be denied a deduction for the portion of the payments which is subject to such excise tax. If a change in control of the Company occurs, awards under the Plan that are deemed to be contingent on the change in control may be subject to such excise tax, in whole or in part, and may be nondeductible by the Company. The tax summaries that follow do not reflect the potential application of these Code provisions in the event of a change in control.

         Stock Options: There are no Federal income tax consequences either to the optionee or the Company upon the grant of an Incentive Option or a Non-qualified Option. If shares are purchased under an Incentive Option (i.e., an Incentive Option is exercised) during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction in respect of the option exercise. However, the excess of the fair market value of the shares on the date of such exercise over the purchase price of the shares under the option will be includible in the optionee's alternative minimum taxable income. Generally, if the optionee disposes of shares purchased under an Incentive Option within two years of the date of grant or one year of the date of exercise of the Incentive Option, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise (or, if less, the amount realized by the optionee on the disposition of the shares) over the purchase price of such shares. Any gain after the date on which the optionee purchased the shares will be treated as capital gain to the optionee and will not be deductible by the Company. If the shares are disposed of after the two-year and one-year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss realized by the optionee will be treated as capital gain or loss.

         When shares are purchased under a Non-qualified Option, the excess of the fair market value of the shares on the date of purchase over the purchase price of such shares under the option will generally be taxable to the optionee as ordinary income and deductible by the Company. The disposition of shares purchased under a Non-qualified Option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

         Stock Appreciation Rights: Upon the exercise of a SAR, the holder will realize ordinary income equal to the amount of the cash or stock received upon the exercise, and the Company will be entitled to deduct the same amount from its taxable income.

         Stock Awards: An employee who receives cash or shares of Common Stock pursuant to a stock award will generally recognize ordinary income equal to the sum of the cash and the fair market value of the shares received, and the Company will generally be entitled to a corresponding deduction from its income. However, an employee who pursuant to a stock award receives Common Stock that is restricted as to transferability and subject to a substantial risk of forfeiture, will not recognize taxable income at the time the stock is issued unless the employee makes a special election in accordance with applicable Treasury regulations to be taxed (at ordinary income rates) on the fair market value of the shares at that time (with fair market value determined for this purpose without regard to any restrictions other than restrictions, if any, which by their terms will never lapse), in which case the Company would be entitled to a deduction at the same time equal to the amount of income realized by the employee but would not be entitled to deduct any dividends thereafter paid on the shares. Absent such an election, an employee who has been awarded such restricted stock will not recognize taxable income until the shares become transferable or cease to be subject to a substantial risk of forfeiture, at which time the recipient will recognize ordinary income and the

Company will be entitled to a corresponding deduction equal to the excess of the fair market value of the shares at that time over the amount (if any) paid by the recipient for the shares. Dividends paid to the recipient on the restricted shares prior to that time will be ordinary compensation income to the recipient and deductible by the Company.

         For 1997, Messrs. Hutton, Gemunder, Chesterman, Keefe and Ms. Hodges (the "identified executives") are the only participants in the Plan for whom the Incentive Committee has established specific performance-based goals with respect to stock awards. The actual amounts of stock options and stock awards to the identified executives or any other participant for 1997 are not determinable and have not yet been granted under the Plan as proposed to be amended. For 1996, the number of restricted shares issued as stock awards under the Plan to the following persons and groups was: Mr. Hutton - 102,532, Mr. Gemunder - 107,643, Mr. Chesterman - 32,805, Mr. Keefe - 32,805, Ms. Hodges - 24,604, all
executive officers as a group - 361,500, and all employees as a group, excluding executive officers - 53,190. The number of shares subject to options granted under the Plan in 1996 to the following persons and groups was: Mr. Hutton - 100,000, Mr. Gemunder - 100,000, Mr. Chesterman - 34,000, Mr. Keefe - 30,000,
Ms. Hodges - 28,000, all executive officers as a group - 372,000, and all employees as a group, excluding executive officers - 136,400. The market value of a share of common stock on March 21, 1997, was $26.00.


Stockholder Resolution

         In order to effect approval of the amendments described above, the following resolution will be presented to the Annual Meeting:

                  "RESOLVED, that the amendments to the 1992 Long-Term Stock Incentive Plan set forth in Appendix A to the Proxy Statement for the Annual Meeting of Stockholders of the Company to be held on May 19, 1997, be, and the same hereby are, approved."

         The foregoing resolution will be approved if it receives the affirmative vote of the holders of a majority of the Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PLAN AMENDMENTS.



              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected the firm of Price Waterhouse LLP as independent accountants for the Company and its consolidated subsidiaries for the year 1997. That firm has acted as independent accountants for the Company and its consolidated subsidiaries since 1981. Although the submission of this matter to the stockholders is not required by law or the By-Laws of the Company, the selection of Price Waterhouse LLP will be submitted for ratification at the Annual Meeting. The affirmative vote of a majority of the shares represented at the meeting is necessary to ratify the selection of Price Waterhouse LLP. If the selection is not ratified at the meeting, the Board of Directors will reconsider its selection of independent accountants.

         It is expected that a representative of Price Waterhouse LLP will be present at the Annual Meeting. Such representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to questions raised at the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION.

                              STOCKHOLDER PROPOSALS

         Any stockholder proposal intended to be considered for inclusion in the proxy materials for presentation at the 1998 Annual Meeting of Stockholders must be in writing and received by the Secretary of the Company not later than December 1, 1997.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, neither the Board of Directors nor management knows of other matters which will be presented for consideration at the Annual Meeting. However, if any other business should come before the meeting, the persons named in the enclosed proxy (or their substitutes) will have discretionary authority to take such action as shall be in accordance with their best judgment.


                            EXPENSES OF SOLICITATION

         The expense of soliciting proxies in the accompanying form will be borne by the Company. The Company will request banks, brokers and other persons holding shares beneficially owned by others to send proxy materials to the beneficial owners and to secure their voting instructions, if any. The Company will reimburse such persons for their expenses in so doing. In addition to solicitation by mail, officers and regular employees of the Company may, without extra remuneration, solicit proxies personally, by telephone or by telegram from some stockholders, if such proxies are not promptly received. The Company also expects to retain D.F. King & Co., Inc., a proxy soliciting firm, to assist in the solicitation of such proxies at a cost which will not exceed $7,000 plus reasonable expenses.

                                   By Order of the Board of Directors


                                             Cheryl D. Hodges
                                                 Secretary
March 31, 1997

                                                                      APPENDIX A

                                 OMNICARE, INC.
                       1992 LONG-TERM STOCK INCENTIVE PLAN
           (Amendments subject to stockholder approval are italicized)


         1. PURPOSES: The purposes of this Plan are (a) to secure for the Company the benefits of incentives inherent in ownership of Common Stock by Key Employees, (b) to encourage Key Employees to increase their interest in the future growth and prosperity of the Company and to stimulate and sustain constructive and imaginative thinking by Key Employees, (c) to further the identity of interest of those who hold positions of major responsibility in the Company and its Subsidiaries with the interests of the Company's stockholders,
(d) to induce the employment or continued employment of Key Employees and (e) to enable the Company to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent executives.

         2. DEFINITIONS: Unless otherwise required by the context, the following terms when used in this Plan shall have the meanings set forth in this section 2.

         Board of Directors: The Board of Directors of the Company.

         Change of Control: The event which shall be deemed to have occurred if either (i) after the date this Plan is adopted by the Company's stockholders, without prior approval of the Board, any "person" becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or (ii) without prior approval of the Board, as a result of, or in connection with, or within two years following, a tender or exchange offer for the voting stock of the Company, a merger or other business combination to which the Company is a party, the sale or other disposition of all or substantially all of the assets of the Company, a reorganization of the Company, or a proxy contest in connection with the election of members of the Board of Directors, the persons who were directors of the Company immediately prior to any of such transactions cease to constitute a majority of the Board of Directors or of the board of directors of any successor to the Company (except for resignations due to death, disability or normal retirement).

         For purposes of this definition, a person shall be deemed the "beneficial owner" of any securities (i) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or (ii) which such person or any of its Affiliates or Associates, has directly or indirectly, (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (2) the right to vote pursuant to any agreement, arrangement or understanding; or (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any securities.

         For purposes of this definition, a "person" shall mean any individual, firm, company, partnership, other entity or group, and the terms "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b- 2 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as in effect on the date the Plan is approved by the stockholders of the Company and becomes effective.


         Code: The Internal Revenue Code of 1986, as amended and from time to time in effect. References in the Plan to any section of the Code also shall be deemed to refer to any related Treasury regulations, whether proposed, temporary or final.



         Common Stock: The Common Stock of the Company, par value $1.00 per share.

         Company: Omnicare, Inc., a Delaware corporation.

         Fair Market Value: As applied to any date, the mean between the high and low sales prices of a share of Common Stock on the principal stock exchange on which the Company is listed, or, if it is not so listed, the mean between the bid and the ask prices of a share of Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System on such date or if no such sales or prices were made or quoted on such date, on the next preceding date on which there were sales or quotes of Common Stock on such exchange or market, as the case may be; provided, however, that, if the Common Stock is not so listed or quoted, Fair Market Value shall be determined in accordance with the method approved by the Board of Directors, and, provided further, if any of the foregoing methods of determining Fair Market Value shall not be consistent with the regulations of the Secretary of the Treasury or his delegate at the time applicable to a Stock Incentive of the type involved, Fair Market Value in the case of such Stock Incentive shall be determined in accordance with such regulations and shall mean the value as so determined.

         Incentive Committee: The Incentive Committee designated to administer this Plan pursuant to the provisions of section 12.

         Incentive Compensation: Bonuses, extra and other compensation payable in addition to a salary or other base amount, whether contingent or discretionary or required to be paid pursuant to an agreement, resolution or arrangement, and whether payable currently, or on a deferred basis, in cash, Common Stock or other property, awarded by the Company or a Subsidiary prior or subsequent to the date of the approval and adoption of this Plan by the stockholders of the Company (including, without limitation, incentive compensation awarded under section 8.05 or any successor provision of the By-Laws of the Company).

         Incentive Option: An option granted under this Plan which is designated to be an incentive stock option under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended; and any provisions elsewhere in this Plan or in any such Incentive Option which would prevent such option from being an incentive stock option may be deleted and/or voided retroactively to the date of the granting of such option, by action of the Incentive Committee.

         Key Employee: An employee of the Company or of a Subsidiary who in the opinion of the Incentive Committee can contribute significantly to the growth and successful operations of the Company or a Subsidiary. The recommendation of the grant of a Stock Incentive to an employee by the Incentive Committee shall be deemed a determination by the Incentive Committee that such employee is a Key Employee. For the purposes of this Plan, a director or officer of the Company or of a Subsidiary shall be deemed an employee regardless of whether or not such director or officer is on the payroll of, or is otherwise paid for services by, the Company or a Subsidiary.

         Nonqualified Option: An option granted under this Plan which is not an incentive stock option under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended; and which is exercisable even though there is outstanding an Incentive Option which was granted before the granting of the Non-Qualified Option to the same participant. Such Non-Qualified Option shall not be affected by any actions taken retroactively as provided above with respect to Incentive Options.

         Option: An option to purchase shares of Common Stock.


         Performance Objectives: Stated criteria which may, but need not be, set forth in a Stock Incentive at the discretion of the Incentive Committee, the successful attainment of which is specified in the Stock Incentive as a condition precedent to the issuance, transfer or retention of some or all of the shares of Common Stock covered by the Stock Incentive. Performance Objectives shall be based on (a) the Fair Market Value or book value of Common Stock, (b) any of the following, on either a consolidated or business unit or divisional level, as the Incentive Committee may determine: level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, net worth, return on total assets, return on net assets, return on equity, return on capital employed, total stockholder return, market valuation, and completion of acquisitions, or (c) a combination of any two or more of the business criteria set forth in (a) and/or (b). The foregoing business criteria shall have any reasonable definitions that the Incentive Committee may specify, which may include or exclude any or all of the following items, as the Incentive Committee may specify: discontinued operations; extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); changes in the statutory corporate Federal, state and local tax rates; expenses for restructuring or productivity initiatives; non-operating items; acquisitions expenses (e.g., pooling of interests); and effects of divestitures.



         Plan: The 1992 Long-Term Stock Incentive Plan herein set forth as the same may from time to time be amended.

         Reload Feature: A provision which the Incentive Committee may, but shall not be required to include in any Option granted under this Plan to the effect that at such time as the Option is exercised, the optionee shall automatically be granted a new Option pursuant hereto to purchase a number of shares equal to the number of shares purchased pursuant to the exercise or the number of shares utilized by the optionee to pay the option exercise price and/or the federal, state or local income tax to be withheld with respect to the exercise, or any fraction, multiple or combination thereof as the Incentive Committee may determine.

         Stock Appreciation Right (SAR): A right to receive cash, shares of Common Stock, or a combination thereof, as the case may be, having an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise of such right over the Fair Market Value of one such share on the date of grant of such right.

         Stock Award: An issuance or transfer of shares of Common Stock at the time the Stock Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such shares in the future.

         Stock Incentive: A stock incentive granted under this Plan in one of the forms provided for in section 3.

         Subsidiary: A company or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Company.

         3.  GRANTS OF STOCK INCENTIVES:

                  (a) Subject to the provisions of this Plan, the Incentive Committee may at any time, or from time to time, grant Stock Incentives under this Plan to, and only to, Key Employees. Directors shall also be entitled to automatic grants of Stock Awards under section 5(f).

                  (b)  Stock Incentives may be granted in the following forms:

                             (i)  a Stock Award, or

                            (ii)  an Option, or

                           (iii)  a SAR, or

                            (iv) a combination of a Stock Award, an Option and/or a SAR.


                  (c) Stock Incentives contingently granted prior to the approval of this Plan by the Company's stockholders but subject to such approval shall be deemed to be granted hereunder as of the date of such stockholder approval.

         4.  STOCK SUBJECT TO THIS PLAN:


         The total number of shares of Common Stock subject to Stock Incentives granted under this Plan shall not, on any given date during the term of this Plan ("Determination Date"), exceed that number of shares equal to (i) 5% of the

Company's issued and outstanding Common Stock as of the close of business on the December 31 immediately preceding the Determination Date, reduced by (ii) the total number of shares that were issued or designated for issuance pursuant to Stock Incentives granted under the Plan at any time during the then-current calendar year to date or during the immediately preceding two calendar years ("Granting Period"), increased by (iii) the total number of shares covered by previously granted Stock Incentives forfeited during the Granting Period. For purposes of this section 4, if any shares of Common Stock subject to a Stock Incentive shall not be issued or transferred and shall cease to be issuable or transferable because of the termination, in whole or in part, of such Stock Incentive or for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by the Company or a Subsidiary because of an employee's failure to comply with the terms and conditions of a Stock Incentive, then such shares shall constitute "forfeited" shares. The maximum number of shares of Common Stock with respect to which Options or SARs may be granted to any Key Employee during any calendar year shall be 1.5 million shares of Common Stock. The maximum amount of compensation that may be paid to any Key Employee pursuant to Stock Awards granted in any calendar year shall be 500,000 shares of Common Stock (or the equivalent amount of cash), including any dividends thereon. Shares of Common Stock which may be issued pursuant to Stock Incentives granted under this Plan may be either authorized but unissued shares or shares held in the Company's treasury, or any combination thereof.



         5. STOCK AWARDS: Stock Incentives in the form of Stock Awards shall be subject to the following provisions:


                  (a) A Stock Award shall be granted for such lawful consideration as the Incentive Committee may determine.


                  (b) For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be valued at not less than 100% of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued or transferred to the Key Employee and whether or not such shares are subject to restrictions which affect their value.

                  (c) Shares of Common Stock subject to a Stock Award may be issued or transferred to the Key Employee at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Incentive Committee shall determine. In the event that any such issuance or transfer shall not be made to the Key Employee at the time the Stock Award is granted, the Incentive Committee may provide for payment to such Key Employee, either in cash or in shares of Common Stock from time to time or at the time or times such shares shall be issued or transferred to such Key Employee, of amounts not exceeding the dividends which would have been payable to such Key Employee in respect of such shares (as adjusted under section 9) if they had been issued or transferred to such Key Employee at the time such Stock Award was granted. Any amount payable in shares of Common Stock under the terms of a Stock Award may, at the discretion of the Company, be paid in cash, on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered.


                  (d) A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on sale or other disposition of the Stock Award or of the shares issued or transferred pursuant to such Stock Award, as the Incentive Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a stockholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise provided in the Stock Award. The Incentive Committee may, in its sole discretion, but shall not be required to, specify in any Stock Award that the issuance, transfer and/or retention of some or all of the shares of Common Stock covered by the Stock Award shall be subject to the attainment of Performance Objectives. Any such Stock Award may (but need not) be granted in a manner which qualifies as "performance-based compensation" under
                  Section 162(m)(4)(C) of the Code. Each Stock Award shall be evidenced by a written instrument in such form as the Incentive Committee shall determine, provided such written instrument is consistent with this Plan and incorporates it by reference.


                  (e) In the event the holder of shares of Common Stock subject to a Stock Award dies prior to the time such shares are no longer subject to forfeiture pursuant to the terms of the Stock Award, the estate of such holder may retain such shares subject to the restrictions set forth in the Stock Award.

                  (f) Each director holding office immediately following the Company's annual meeting of stockholders each year commencing in 1992 shall automatically receive a nondiscretionary, unrestricted Stock Award of 400 shares ("Nondiscretionary Award").

         6. OPTIONS: Stock Incentives in the form of Options shall be subject to the following provisions:

                  (a) Upon the exercise of an Option, the purchase price shall be paid in cash or, unless otherwise provided by the Incentive Committee (and subject to such terms and conditions as are specified in the Option or by the Incentive Committee), in shares of Common Stock delivered to the Company by the optionee or by the withholding of shares issuable upon exercise of the Option or in a combination of such payment methods. Shares of Common Stock thus delivered or withheld shall be valued at their Fair Market Value on the date of the exercise. The purchase price per share shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

                  (b) Each Option shall be exercisable in full or in part not less than six months after the date the Option is granted, or may become exercisable in one or more installments at such later time or times as the Incentive Committee shall determine. Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option. Any term or provision in any outstanding Option specifying that the Option not be immediately exercisable or that it be exercisable in installments may be modified at any time during the life of the Option by the Incentive Committee, provided, however, no such modifications of an outstanding Option shall, without the consent of the optionee, adversely affect any Option theretofore granted to him.

                  (c) An Option, to the extent that it shall not have been exercised, shall terminate when the optionee ceases to be an employee of the Company or a Subsidiary, unless he ceases to be an employee because of his resignation with the consent of the Incentive Committee (which consent may be given before or after resignation), or by reason of his death, incapacity or retirement under a retirement plan of the Company or a Subsidiary. Except as provided in the next sentence, if the optionee ceases to be an employee by reason of such resignation, the Option shall terminate three months after he ceases to be an employee. If the optionee ceases to be an employee by reason of such death, incapacity or retirement, or if he should die during the three-month period referred to in the preceding sentence, the Option shall terminate 15 months after he ceases to be an employee. Where an Option is exercised more than three months after the optionee ceased to be an employee, the Option may be exercised only to the extent it could have been exercised on the date three months after he ceased to be an employee. A leave of absence for military or governmental service or for other purposes shall not, if approved by the Incentive Committee, be deemed a termination of employment within the meaning of this paragraph (c); provided, however, that an Option may not be exercised during any such leave of absence. Notwithstanding the foregoing provisions of this paragraph (c) or any other provisions of this Plan, no Option shall be exercisable after expiration of the term for which the Option was granted, which shall in no event exceed 11 years. Where an Option is granted for a term of less than 11 years, the Incentive Committee may, at any time prior to the expiration of the Option, extend its terms for a period ending not later than 11 years from the date the Option was granted. Such an extension shall not be deemed the grant of an Option under this Plan.

                  (d) Options shall be granted for such lawful consideration as the Incentive Committee shall determine.

                  (e) Neither the Company nor any Subsidiary may directly or indirectly lend any money to any person for the purpose of assisting him to purchase or carry shares of Common Stock issued or transferred upon the exercise of an Option.

                  (f) No option nor any right thereunder may be assigned or transferred by the optionee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employee Retirement Income Security Act of 1974), provided, however, the Incentive Committee may by written action permit any holder of a Nonqualified Option, either before or after the time of grant, to transfer a Nonqualified Option during his lifetime to one or more members of his family, to one or more trusts for the benefit of one or more members of his family, or to a partnership or partnerships of members of his family, provided that no consideration is paid for the transfer and that such transfer would not result in the loss of any exemption under Rule 16b-3 for any option granted under any plan of the Company. The transferee of a Nonqualified Option shall be subject to all restrictions, terms and conditions applicable to the Nonqualified Option prior to its transfer. The Incentive Committee may impose on any transferable Nonqualified Option and on the shares of Common Stock to be issued upon the exercise of a Nonqualified Option such limitations and conditions as the Committee deems appropriate. If so provided in the Option or if so authorized by the Incentive Committee and subject to such terms and conditions as are specified in the Option or by the Incentive Committee, the Company shall have the right, upon or without the request of the holder of the Option and at any time or from time to time, to cancel all or a portion of the Option then subject to exercise and either (i) pay the holder an amount of money equal to the excess, if any, of the Fair Market Value, at such time or times, of the shares subject to the portion of the Option so cancelled over the aggregate purchase price of such shares, or (ii) issue or transfer shares of Common Stock to the holder with a Fair Market Value, at such time or times, equal to such excess.

                  (g) Each Option shall be evidenced by a written instrument, which shall contain such terms and conditions (including, without limitation, Performance Objectives and/or a Reload Feature), and shall be in such form, as the Incentive Committee may determine, provided the Option is consistent with this Plan and incorporates it by reference. Notwithstanding the preceding sentence, an Option if so recommended by the Incentive Committee, may include restrictions and limitations in addition to those provided for in this Plan.

                  (h) Any federal, state or local withholding taxes payable by an optionee upon the exercise of an Option shall be paid in cash or, unless otherwise provided by the Incentive Committee, by the surrender of shares of Common Stock or the withholding of shares of Common Stock to be issued to the optionee, or in any combination thereof, or in such other form as the Incentive Committee may authorize from time to time. All such shares so surrendered or withheld shall be valued at Fair Market Value on the date they are surrendered to the Company or authorized to be withheld.

                  (i) Options may be either Incentive Options or Nonqualified Options at the discretion of the Incentive Committee. Options not otherwise designated shall be Nonqualified Options. Notwithstanding any other provisions herein, the following provisions shall apply to Incentive Options: (i) the exercise price of any Incentive Option granted to any person who on the date of grant owns (within the meaning of Section 425(d) of the Internal Revenue Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary shall not be less than 110% of the Fair Market Value of the stock on the date of grant; (ii) the maximum term of any Incentive Option granted hereunder shall be 10 years, except that the maximum term of any Incentive Option granted to a person described in section 6(i)(i) above shall be five years; (iii) no Incentive Option may be granted subsequent to the tenth anniversary of the date of stockholder approval of this Plan; (iv) Incentive Options may only be granted to persons who are employees of the Company or any Subsidiary within the meaning of the Internal Revenue Code; and (v) Incentive Options may not be granted with respect to more than an aggregate of 500,000 shares of Common Stock under this Plan.

         7. STOCK APPRECIATION RIGHTS: Stock Incentives in the form of Stock Appreciation Rights (SAR's) shall be subject to the following provisions:

                  (a) Each SAR shall be evidenced by a written instrument (the "SAR Agreement") specifying the number of shares of Common Stock to which it relates and containing such other terms and conditions (which may, but need not, include Performance Objectives), and shall be in such form as the Incentive Committee may determine, provided the SAR is consistent with this Plan and incorporates it by reference.

                  (b) Each SAR Agreement shall specify the period during which the pertinent SAR(s) may be exercised and shall provide that the SAR(s) shall expire at the end of such period (or periods); provided that such expiration date shall not be later than 10 years from the date of grant thereof. Except as otherwise provided herein, any SAR must be exercised during the period of the holder's employment with the Company. Each SAR may be exercisable in full or in part six months after the date the SAR is granted, or may become exercisable in one or more installments at such later time or times as the Incentive Committee shall determine. Unless otherwise provided in the SAR Agreement, a SAR, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the SAR. Any term or provisions in any outstanding SAR specifying that the SAR not be immediately exercisable or that it is to be exercisable in installments may be modified at any time during the life of the SAR by the Incentive Committee, provided, however, no such modifications of any outstanding SAR shall, without the consent of the grantee adversely affect any SAR theretofore granted to him.

                  (c) Each SAR shall be exercisable during the life of the grantee only by him and, after his death, only by his estate or by a person who acquired the right to exercise the SAR by will or the laws of descent and distribution. A SAR, to the extent that it shall not have been exercised, shall terminate when the grantee ceases to be an employee of the Company or a Subsidiary, unless he ceases to be an employee because of his resignation with the consent of the Incentive Committee (which consent may be given before or after resignation), or by reason of his death, incapacity or retirement under a retirement plan of the Company or a Subsidiary. Except as provided in the next sentence, if the grantee ceases to be an employee by reason of such resignation, the SAR shall terminate three months after he ceases to be an employee. If the grantee ceases to be an employee by reason of such death, incapacity or retirement, or if he should die during the three-month period referred to in the preceding sentence, the SAR shall terminate 15 months after he ceases to be an employee. Where a SAR is exercised more than three months after the grantee ceased to be an employee the SAR may be exercised only to the extent it could have been exercised on the date three months after he ceased to be an employee. A leave of absence for military or governmental service or for other purposes shall not, if approved by the Incentive Committee, be deemed a termination of employment within the meaning of this paragraph (c); provided, however, that a SAR may not be exercised during any such leave of absence.

                  (d) No SAR may be assigned or transferred by the grantee except by will or the laws of descent and distribution.

                  (e) If the form of consideration to be received upon exercise of the SAR is not specified in the agreement governing the SAR, upon the exercise thereof, the holder may request the form of consideration he wishes to receive in satisfaction of such SAR, which may be in shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or in cash, or partly in cash and partly in shares of Common Stock, as the holder shall request; provided, however, that the Incentive Committee, in its sole discretion, may consent to or disapprove any request of the grantee to receive cash in full or partial settlement of such SAR.

                  (f) Any federal, state or local withholding taxes payable by the grantee upon the exercise of a SAR shall be paid in cash or, unless otherwise provided by the Incentive Committee, by the surrender of shares of Common Stock in the case of a SAR to be paid in the form of Common Stock, or by the withholding of shares of Common Stock to be issued to the grantee, or in any combination thereof, or in such other form as the Incentive Committee may authorize from time to time. All such shares so surrendered or withheld shall be valued at Fair Market Value on the date they are surrendered to the Company or authorized to be withheld.

         8. COMBINATIONS OF STOCK AWARDS AND OPTIONS: Stock Incentives authorized by paragraph (b)(iv) of section 3 in the form of combinations of Stock Awards, Options and/or SAR's shall be subject to the following provisions:

                  (a) A Stock Incentive may be a combination of any form of Stock Award with any form of Option and/or with any form of SAR; provided, however, that the terms and conditions of such Stock Incentive pertaining to a Stock Award are consistent with section 5, the terms and conditions of such Stock Incentive pertaining to an Option are consistent with section 6, and the terms and conditions of such Stock Incentive pertaining to a SAR are consistent with section 7.

                  (b) Such combination Stock Incentive shall be subject to such other terms and conditions as the Incentive Committee may determine, including, without limitation, a provision terminating in whole or in part a portion thereof upon the exercise in whole or in part of another portion thereof. Such combination Stock Incentive shall be evidenced by a written instrument in such form as the Incentive Committee shall determine, provided it is consistent with this Plan and incorporates it by reference.


         9. ADJUSTMENT PROVISIONS: In the event that any spinoff of assets, recapitalization, reclassification, split-up or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number of class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other company, or a record date for determination of holders of Common Stock entitled to receive a dividend payable in Common Stock shall occur, (a) the number and class of shares or other securities that may be issued or transferred pursuant to Stock Incentives or with respect to which a cash payment pursuant to the Stock Incentive is determinable, (b) the number and class of shares or other securities which have not been issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share or other security under outstanding Options,
(d) the price to be paid by the Company or a Subsidiary for shares or other securities issued or transferred pursuant to Stock Incentives which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities, and (e) the maximum number of shares with respect to which Options or SARs may be granted to any Key Employee during any calendar year and the maximum number of shares or equivalent amount of cash which any Key Employee may be paid pursuant to Stock Awards granted in any calendar year, shall in each case be equitably adjusted.



         10. ACCELERATION. In the event of a Change of Control, any Stock Incentives which have then been outstanding hereunder for at least six months shall be immediately exercisable (without regard to any limitation imposed by the Plan or the Incentive Committee at the time the Stock Incentive was granted, which permits all or any part of the Stock Incentive to be exercised only after the lapse of time or the attainment of Performance Objectives or other conditions to exercise), and will remain exercisable until the expiration of the Stock Incentive.

         11. TERM: This Plan shall be deemed adopted and shall become effective on the date it is approved and adopted by the stockholders of the Company. This Plan shall remain in effect until such time as it is terminated by the Board of Directors; provided, however, that no Incentive Options may be granted hereunder after May 18, 2002.



         12.  ADMINISTRATION:

                  (a) The Plan shall be administered by the Incentive Committee, which shall consist of not less than three directors of the Company designated by the Board of Directors in accordance with Article IV of the By-Laws of the Company; provided, however, that unless the Board determines otherwise no director shall be designated as or continue to be a member of the Incentive Committee unless he shall at the time of designation and service be a "non-employee director" within the meaning of Rule 16b-3 of the Securities and Exchange Commission (or any successor provision at the time in effect) and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code.

                  A member of the Incentive Committee shall not be eligible to be granted a Stock Incentive while serving on the Incentive Committee, except a Nondiscretionary Award under section 5(f). Grants of Stock Incentives may be recommended by the Incentive Committee either in or without consultation with employees, but, anything in this Plan to the contrary notwithstanding, the Incentive Committee shall have full authority to act in the matter of selection of all Key Employees and in recommending Stock Incentives to be granted to them.


                  (b) The Incentive Committee may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it deems necessary to determine eligibility to participate in this Plan and for the proper administration of this Plan, and may amend or revoke any rule or regulation so established. The Incentive Committee may make such determinations and interpretations under or in connection with this Plan as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its Subsidiaries, its stockholders and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

                  (c) Members of the Board of Directors and members of the Incentive Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

         13. ACQUISITIONS: If the Company or any Subsidiary should merge or consolidate with, or purchase stock or assets or otherwise acquire the whole or part of the business of, another company, the Company in connection therewith, upon the recommendation of the Incentive Committee and the approval of the Board of Directors, (a) may assume, in whole or in part and with or without modifications or conditions, any stock options granted by the acquired company to its employees, in their capacity as such, or (b) may grant new Options in substitution therefor; provided that the granting of an Option with the terms and conditions of the assumed or substitute options is permissible under either this Plan or a plan approved by the shareholders of the acquired company. For the purposes of the preceding sentence, the permissibility of the granting of an option under a plan shall be determined as of the date of grant of the original option by the acquired company and not as of the date of assumption or substitution by the Company.

         14. GENERAL PROVISIONS:

                  (a) Nothing in this Plan nor in any instrument executed pursuant hereto shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary, or shall affect the right of the Company or of a Subsidiary to terminate the employment of any employee with or without cause.

                  (b) No shares of Common Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares, in the opinion of counsel to the Company, have been complied with. In connection with any such issuance or transfer the person acquiring the shares shall, if requested by the Company, give assurances, satisfactory to counsel to the Company, that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Company or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.

                  (c) No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Incentive except as to shares of Common Stock, if any, as shall have been issued or transferred to him.

                  (d) The Company or a Subsidiary may, with the approval of the Incentive Committee, enter into an agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be a Key Employee at the time of grant, and, notwithstanding any other provision of this Plan, any such agreement or commitment shall not be deemed the grant of a Stock Incentive until the date on which the Company takes action to implement such agreement or commitment.

                  (e) In the case of a grant of a Stock Incentive to an employee of a Subsidiary, such grant may, if the Incentive Committee so directs, be implemented by the Company issuing or transferring the shares, if any, covered by the Stock Incentive to the Subsidiary, for such lawful consideration as the Incentive Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Stock Incentive specified by the Incentive Committee pursuant to the provisions of this Plan. Notwithstanding any other provision hereof, such Stock Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Incentive Committee on the date it is delivered by the Subsidiary or on such other date between said two dates, as the Incentive Committee shall specify.

                  (f) The Company or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Company or a Subsidiary determines it is required to withhold in connection with any Stock Incentive.

                  (g) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary or other affiliate now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.


                  (h) Any provision of the Plan to the contrary notwithstanding:
                  (i) the Plan is intended to give the Incentive Committee the authority to grant awards that qualify as performance-based compensation under Section 162(m)(4)(C) of the Code as well as awards that do not so qualify; and (ii) any provision of the Plan that would prevent the Incentive Committee from exercising the authority referred to in clause (i) above or that would prevent an award that the Incentive Committee intends to qualify as performance-based compensation under
                  Section 162(m)(4)(C) of the Code from so qualifying, shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.


         15. AMENDMENTS AND DISCONTINUANCE:


                  (a) This Plan may be amended by the Board of Directors upon the recommendation of the Incentive Committee, provided that, without the approval of the stockholders of the Company, no amendment shall be made which (i) increases the maximum aggregate number of shares of Common Stock that may be issued or transferred pursuant to Stock Incentives as provided in section 4 or requires stockholder approval under the Code (including Sections 162(m) and 422 thereof), (ii) withdraws the administration of this Plan from the Incentive Committee or amends the provisions of paragraph (a) of section 12 with respect to eligibility and disinterest of members of the Incentive Committee, (iii) permits any person who is not at the time a Key Employee of the Company or of a Subsidiary to be granted a Stock Incentive, (iv) permits any Option to be exercised more than 11 years after the date it is granted, (v) amends section 11 to extend the date set forth therein or (vi) amends this section 15; and provided that any permitted amendments to section 5(f) above shall not be made more than once every six months other than to comport with changes in the Internal Revenue Code or the rules thereunder.


                  (b) The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue this Plan.

                  (c) No amendment or discontinuance of this Plan by the Board of Directors or the stockholders of the Company shall, without the consent of the employee, adversely affect any Stock Incentive theretofore granted to him.

OMNICARE, INC.
50 E. RIVERCENTER BOULEVARD                                PLEASE MARK, SIGN, DATE AND RETURN PROXY
COVINGTON, KENTUCKY  41011                                 CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

-------------------------------------------------------------------------------------------------------
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
STOCKHOLDERS, MAY 19, 1997.

The undersigned hereby appoints E. L. Hutton, J. F. Gemunder and C. D. Hodges as
Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Omnicare,
Inc. held of record by the undersigned as of March 21, 1997 at the Annual Meeting of
Stockholders to be held on May 19, 1997, or at any adjournment thereof.

ELECTION OF DIRECTORS
Nominees:
Edward L. Hutton                            Mary Lou Fox                            Andrea R. Lindell
Joel F. Gemunder                            Cheryl D. Hodges                        Sheldon Margen, M.D.
Ronald K. Baur                              Thomas C. Hutton                        Kevin J. McNamara
Kenneth W. Chesterman                       Patrick E. Keefe                        John M. Mount
Charles H. Erhart, Jr.                      Sandra E. Laney                         D. Walter Robbins, Jr.


                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                          (continued from other side)

(1)  Election of Directors (see reverse)

____  FOR ALL NOMINEES                                                ____    WITHHOLD ALL
      listed (except those whose names are                                    AUTHORITY to vote in the
      inserted on the line to the right)                                                election of directors

                                                                                   ---------------------------

(2) To approve the amendments to the Company's 1992
    Long-Term Stock Incentive Plan.                                                 ____    ____     _____
                                                                                    FOR    AGAINST  ABSTAIN
(3) To ratify the selection of independent accountants.                             ____    ____     _____
                                                                                    FOR    AGAINST  ABSTAIN
(4) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS (1)(2) AND
(3).

                                                            When signed on behalf of a corporation,
                                                            partnership, estate, trust, or other
                                                            stockholder, state your title or
                                                            capacity or otherwise indicate that
                                                            you are authorized to sign.

                                                           DATED:                                , 1997
                                                                 --------------------------------
                                                                      (Be sure to date Proxy)

                                                           SIGNED:
                                                                  ----------------------------------

                                                           ----------------------------------------------
                                                           (Please sign exactly as name(s) appear at left)